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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 14, 2004
                       (Date of earliest event reported)

                         Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.

               Delaware                                   36-4514369
       (State of Incorporation)             (I.R.S. Employer Identification No.)

        201 North Tryon Street,
      Charlotte, North Carolina                              28255
Address of principal executive offices                     (Zip Code)

                                 (704) 387-8239
               Registrant's Telephone Number, including area code

   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. Other Events

        Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

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ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a) of Regulation S-K

Exhibit No.                    Description
-----------                    -----------
   (99)                        Collateral Term Sheets prepared by
                               Banc of America Securities LLC in
                               connection with Banc of America
                               Mortgage Securities, Inc., Mortgage
                               Pass-Through Certificates, Series
                               2004-1

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BANC OF AMERICA MORTGAGE
                                                SECURITIES, INC.

January 14, 2004

                                                By: /s/ Judy Lowman
                                                    -------------------------
                                                    Judy Lowman
                                                    Vice President

                                      -4-

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                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.           Description                                Electronic (E)
-----------           -----------                                --------------

   (99)               Collateral Term Sheets                           E
                      prepared by Banc of America
                      Securities LLC in connection
                      with Banc of America Mortgage
                      Securities, Inc., Mortgage Pass-
                      Through Certificates, Series 2004-1

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